EXHIBIT 10Q

                        FIRST AMENDMENT TO LOAN AGREEMENT

      THIS FIRST AMENDMENT ("First Amendment") dated as of the 8th day of March, 2002, to the Loan Agreement (the "Loan Agreement"), made and entered into as of September 15, 2001, by and among SUMMIT BANCSHARES, INC., a Texas corporation, (hereinafter called "Borrower"), SUMMIT DELAWARE FINANCIAL CORPORATION, a Delaware corporation (hereinafter called "SDFC") and THE FROST NATIONAL BANK, a national banking association (hereinafter called "Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

                              W I T N E S S E T H:

      WHEREAS, Borrower executed the Loan Agreement to govern those two certain promissory notes from Lender, specifically, a $10,000,000.00 Acquisition Note and a $1,000,000.00 Liquidity Note (collectively, the "Notes").

      WHEREAS, on or about December 14, 2001, the Borrower formed a wholly-owned subsidiary (Summit Delaware Financial Corporation, a Delaware corporation) to own the Bank and has requested that Lender consent to the formation of the subsidiary and for Lender to exchange the stock of the Bank previously owned by the Borrower and held as collateral by the Lender for the stock of SDFC owned by the Borrower provided SDFC agrees to guaranty payment of the Notes and pledge to Lender 100% of the issued and outstanding stock of Bank; and

      WHEREAS, the Lender consents to the formation of the subsidiary and agrees to exchange the stock of the Bank; provided the SDFC guarantees the Loan and executes a Security Agreement-Pledge for the stock of the Bank.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

                                    ARTICLE I

                           Amendment to Loan Agreement

      1.1 Consent to the formation of a new subsidiary. The Lender hereby consents to the formation of SDFC, a wholly-owned subsidiary of Borrower, which will own 100% of the issued and outstanding common stock of the Bank. The Lender shall exchange the stock of

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the Bank previously held as collateral by the Lender for 100% of the issued and outstanding stock of SDFC owned by the Borrower. SDFC shall pledge to Lender 100% of the issued and outstanding common stock of the Bank which it now owns.

      1.2 Amendment to Definitions. The Borrower and Lender do hereby amend the definitions by amending the definition of Bank and adding a new definition of SDFC which shall be and hereinafter read as follows

            "Bank" shall mean Summit Bank, National Association, Fort Worth, Texas, whose principal place of business is 1300 Summit, Fort Worth, Texas 76102 and all other banks and financial institutions, whether chartered by the federal government or any State, which are acquired after Closing Date by Borrower or its Subsidiaries with proceeds of the Loan evidenced by the Acquisition Note.

            "SDFC" shall mean Summit Delaware Financial Corporation, a Delaware corporation and wholly-owned subsidiary of the Borrower.

      1.3 Amendment to Section 2.03. The Borrower and Lender do hereby amend
Section 2.03 by deleting same in its entirety and substituting a new Section 2.03, which shall be and hereby read as follows:

            "2.03 Security for the Loan. To secure full and complete payment and performance of the Obligations, Borrower and SDFC shall execute and deliver the following documents (which, together with all property which may hereafter be delivered to secure the Obligations, being herein called "Collateral"):

                  (i) A Security Agreement-Pledge wherein the Borrower shall pledge and grant to Lender a first priority security interest in 100% of the shares of common stock of SDFC and all products and proceeds thereof. Lender shall retain possession of the certificate(s) representing said common stock, together with stock powers executed in blank by Borrower; and

                  (ii) A Security Agreement-Pledge wherein SDFC shall pledge and grant to Lender a first priority security interest in 100% of the shares of common stock of Bank and all products and proceeds thereof. Lender shall retain possession of the certificate(s) representing said common stock, together with stock powers executed in blank by SDFC; and

                  (iii) A Guaranty Agreement executed by SDFC.

      1.4 Guarantor's covenant. The Guarantor agrees to the terms and conditions of this First Amendment and acknowledges that the Loan Agreement shall be controlling over the terms of the Loan guaranteed by the Guarantor.

      1.5 Prior Pledge Agreement. Lender agrees that Borrower has no further

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obligations to Lender under the Security Agreement-Pledge dated September 15,
2001, executed by Borrower and covering as collateral the stock of the Bank and other property described therein.

                                   ARTICLE II

                           Conditions of Effectiveness

      2.1 Effective Date. This First Amendment shall become effective as and when, and only when, Lender shall have received counterparts of this First Amendment executed and delivered by Borrower and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to
Lender:

            (a) Security Agreement-Pledge. Borrower shall have executed and delivered to Lender a Security Agreement-Pledge. SDFC shall have executed and delivered to Lender a Security Agreement-Pledge.

            (b) Guaranty Agreement. SDFC shall have executed and delivered to Lender the Guaranty Agreement.

            (c) Additional Loan Documents. Borrower and SDFC shall have executed and delivered to Lender such other documents as shall have been requested by Lender to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

                                   ARTICLE III

                         Representations and Warranties

      3.1 Representations and Warranties of the Borrower. In order to induce Lender to enter into this First Amendment, Borrower represents and warrants the following:

            (a) Borrower has the corporate power to execute and deliver this First Amendment and the other Loan Documents executed by it and to perform all of its obligations in connection herewith and therewith. SDFC has the corporate power to execute and deliver this First Amendment and the other Loan Documents executed by it and to perform all of its obligations in connection herewith and therewith.

            (b) The execution and delivery by Borrower of this First Amendment and other Loan Documents executed by it and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law,

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      any order of any court or agency of government or the Articles of
      Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

            (c) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any properties or rights of Borrower or involving this First Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower, to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this First Amendment.

            (d) The representations and warranties of Borrower contained in the Loan Agreement, this First Amendment and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

      3.2 Representations and Warranties of SDFC. In order to induce Lender to enter into this First Amendment, SDFC represents and warrants the following:

            (a) SDFC has the corporate power to execute and deliver this First Amendment and the other Loan Documents executed by it and to perform all of its obligations in connection herewith and therewith.

            (b) The execution and delivery by SDFC of this First Amendment and other Loan Documents executed by it and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity;
      (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

FIRST AMENDMENT TO LOAN AGREEMENT  -- Page 4

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            (c) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of SDFC, threatened against or affecting SDFC or any properties or rights of SDFC or involving this First Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of SDFC, to carry on business substantially as now conducted or materially and adversely affect the financial condition of SDFC or materially and adversely affect the ability of SDFC to consummate the transactions contemplated by this First Amendment.

                                   ARTICLE IV

                      Ratification of Obligations and Liens

      4.1 Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by this First Amendment) and all other Loan Documents, as modified by the transactions herein contemplated.

      4.2 Valid Liens. Borrower and SDFC hereby acknowledge and agree that the liens and security interests of the Loan Documents, as modified by the transactions herein contemplated, are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing. Nothing herein contained shall affect or impair the validity or priority of the liens and security interests under the Loan Documents.

      4.3 Ratification of Agreements. The Loan Agreement, this First Amendment, and each other Loan Document, as hereby amended, is acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. The Borrower acknowledges, ratifies and confirms that the collateral securing the Loan secures all of the indebtedness of the Borrower, including without limitation, the Notes.

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                                   ARTICLE V

                                  Miscellaneous

      5.1 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this First Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Notes and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the respective representations and warranties by Borrower and/or respective agreements and covenants of Borrower under this First Amendment and under the Loan Agreement.

      5.2 Loan Document. This First Amendment and each other Loan Documents executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

      5.3 Governing Law. This First Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

      5.4 Counterparts. This First Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment.

      5.5 Release of Claims. Borrower by its execution of this First Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

      5.6 Attorneys' Fees. Borrower hereby agrees to pay to Lender, upon demand, the reasonable attorneys' fees and expenses of Lender's counsel, filing and recording fees and other reasonable expenses incurred by Lender in connection with this First Amendment. Borrower also agrees to provide to Lender such other documents and instruments as Lender may reasonably request in connection with the renewal, extension and modification of the Loans mentioned herein.

      5.7 ENTIRE AGREEMENT. THIS FIRST AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE

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AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND
THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FIRST AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

      IN WITNESS WHEREOF, this First Amendment is executed effective as of the date first written above.

BORROWER:                  SUMMIT BANCSHARES, INC.

                                  By: /s/ Bob G. Scott
                                      ------------------------------------------
                                        Bob Scott, Executive Vice President

LENDER:                    THE FROST NATIONAL BANK

                                  By: /s/ Jerry L. Crutsinger
                                      ------------------------------------------
                                      Jerry L. Crutsinger, Senior Vice President

GUARANTOR:                 SUMMIT DELAWARE FINANCIAL CORPORATION

                                  By: /s/ Bob G. Scott
                                      ------------------------------------------
                                      Bob G. Scott, Executive Vice President


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